Events after reporting period	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period	Events after the reporting period
Kreos Loan
On March 26, 2022, the Company entered into a note financing agreement, or the Loan, with Kreos Capital VI (UK) Limited.
The Loan is structured to provide the EUR equivalent of up to USD 75.0 million in borrowing capacity, the master loan line, or MLL, comprising two loan facilities of which EUR equivalent of USD 18.75 million is to be a convertible loan line. The remainder of the MLL, being a term loan of EUR equivalent of USD 56.25 million is to be drawn down at the same time as the convertible loan line tranches in three tranches as follows:
•Loan A1: EUR equivalent of USD 22.5 million;
•Loan A2: EUR equivalent of USD 15 million; and
•Loan B: EUR equivalent of USD 18.75 million.
Loan A1 will be available for drawdown from March 26, 2022 until September 30, 2022. Loan A2 will be available for drawdown from June 30, 2022 until September 30, 2022. Loan B will be available for drawdown until December 31, 2022.
The availability of any funds under a drawdown of Loans A1 and A2 or Loan B is conditional upon the Company having a debt-to-market cap ratio (where debt includes the amount of the proposed draw down) equal to or less than 25% at the time of each draw down. Loan B is conditional upon (i) the Company raising USD 80 million in new equity and/or subordinated convertible debt, or other non-dilutive funds and (ii) the Company releasing interim data for the Phase 2 STARS Nutrition study that supports continuation of such study.
The Loan will have an interest-only repayment period until March 31, 2023, which can be extended to June 30, 2024, if certain conditions are met. Payments will then be comprised of both interest and principal until the loan is paid off, with maturity dates ranging from March 31, 2025 to June 30, 2026, if the interest-only period has been extended to June 30, 2024. Borrowings under the convertible loan portion of the Loan will bear interest at an implied fixed rate of 7.45% per annum and borrowings under the term loan portion of the Loan will bear interest at a fixed rate of 8.95% per annum. The convertible loan amount is convertible into a number of ordinary shares to be determined based on a price per ordinary share that is at a 130% premium to the volume weighted average price of shares traded during the 30-day period ending three days prior to either (i) with respect to the first portion of Tranche A, the earlier of the date of first drawdown of such portion or March 31, 2022 or (ii) on the date of each subsequent drawdown after the first drawdown, with respect to the remaining EUR equivalent of USD 65.0 million available under the Loan.
The Company may prepay all, but not part, of the term loan and the convertible loan amounts at any time, by notifying the lender at least fifteen days in advance of a date ending on a repayment date; provided, however, that Kreos may at its option convert the convertible loan into ordinary shares prior to receipt of any such prepayment notification.
As additional consideration for the Loan, Kreos received a fee of USD 750,000, as well as a warrant to purchase 324,190 of the Company’s ordinary shares at a price per ordinary share equal to the volume weighted average price per share for the 30-day period ending three days prior to the closing of the loan. The Company will grant to Kreos an additional warrant to purchase ordinary shares with an aggregate value of up to a maximum of USD 1.0 million, with an exercise price per share equal to the volume weighted average price per share for the 30-day period ending three days prior to the date of the first drawdown of Loan B. The warrants are exercisable for a period of seven years from the date of issuance.
The Loan contains customary affirmative and negative covenants. The affirmative covenants include, among others, administrative and reporting requirements subject to certain exceptions and materiality thresholds. The negative covenants include, among others, limitations on the Company’s ability to, subject to certain exceptions, incur additional debt.
The Group is still estimating the financial effect of this event on its consolidated financial statements.
AKP Partnering Agreement
On March 29, 2022, we entered into a partnering agreement, or the Partnering Agreement, with Asahi Kasei Pharma Corporation, or AKP. Under the Partnering Agreement, we have granted an exclusive license, with the right to sublicense in multiple tiers, to AKP, to develop, commercialize and exploit products derived from our lead product candidate, apraglutide, within the territory of Japan. We and AKP will form a joint steering committee to review, discuss and approve development and regulatory plans, and AKP’s activities under the agreement will be conducted in partnership with us. We retain all rights to apraglutide not granted to AKP.
Pursuant to the terms of the Partnering Agreement, we will receive approximately USD 5 million for development costs, payable at closing. As additional consideration for the license, we will also receive a one-time upfront payment of approximately USD 25 million, payable at closing, and we are further eligible to receive up to a possible total of approximately USD 170 million for cost-sharing, and regulatory and commercialization milestones, as well as tiered royalties of up to a mid-double digit percentage on product sales continuing until the later of (i) expiration of regulatory exclusivity in Japan, or (ii) expiration of the last valid patent claim that provides exclusivity to apraglutide in Japan (the “Royalty Term”). The Partnering Agreement will terminate upon the expiration of the Royalty Term or upon material breach by either party.
The Group is still estimating the financial effect of this event on its consolidated financial statements.